SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 23, 2002   Date of earliest event reported: April 22, 2002


                         Shelbourne Properties II, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                    0-15753                    04-3502382
       (State or other              (Commission               (I.R.S. Employer
       jurisdiction of              File Number)             Identification No.)
       incorporation)

c/o First Winthrop Corporation
7 Bulfinch Place, Suite 500, Boston, MA                                  02114
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (617) 234-3000

                             Exhibit Index on Page 3



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Item 5. Other Events.

              On April 22, 2002, the Company issued a press release announcing the engagement of Lazard Freres & Co. LLC as financial advisors to assist the Company in its ongoing efforts to evaluate strategic alternatives. A copy of the press release is attached hereto as Exhibit 99(i).




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                                  EXHIBIT INDEX


Exhibit
No.                Description
-------            -----------

99(i)              Press Release, dated April 22, 2002.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SHELBOURNE PROPERTIES II, INC.


Date: April 23, 2002                         By: /s/ Dallas Lucas
                                                --------------------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer




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